UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. 2)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

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[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-12

ENERTOPIA CORP.
Name of the Registrant as Specified In Its Charter

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ii

ENERTOPIA CORP.
950-1130 West Pender Street
Vancouver, BC, Canada V6E 4A4

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 30, 2014

Dear Stockholder:

Our annual meeting of stockholders will be held at Suite 400, 570 Granville Street, Vancouver, BC, Canada, V6C 3P1, at 10:00 a.m., local time, on Wednesday, June 30, 2014 for the following purposes:

1.	to elect Robert McAllister, Donald Findlay, John Thomas and Mathew Chadwick as directors to serve our company for the ensuing year and until their successors are elected;

2.	to ratify MNP LLP our independent registered public accounting firm for the fiscal year ending August 31, 2014 and to allow directors to set the remuneration;

3.	to approve a change of business of our company;

4.	to conduct an advisory vote on the compensation of our company's Named Executive Officers (the "Say- on-Pay Proposal");

5.	to conduct an advisory vote on the frequency of future advisory votes on the compensation of our company's Named Executive Officers (the "Say-When-on-Pay Proposal");

6.	to approve the adoption of the Company’s 2014 stock option plan; and

7.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on April 14, 2014 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instruction sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote in person if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

Per: /s/ Robert McAllister
Robert McAllister
Chairman of the Board

Date: May <>, 2014

ENERTOPIA CORP.
950-1130 West Pender Street
Vancouver, BC, Canada V6E 4A4
Telephone: (604) 602-1633

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 30, 2014

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

Why am I receiving these materials?

The board of directors of Enertopia Corp. (“we”, “us” or “our”) is soliciting proxies for use at the annual meeting of stockholders to be held at Suite 400, 570 Granville Street, Vancouver, BC, Canada, at 10:00 a.m., local time, on Wednesday, June 30, 2014 or at any adjournment of the annual meeting (the "Meeting"). These materials were first sent or given to our stockholders on or about April 30, 2014.

What is included in these materials?

These materials include:

  the notice of annual meeting of stockholders;
  this proxy statement for the annual meeting of stockholders;
  the proxy card; and
  our annual report on Form 10-K for the year ended August 31, 2013, as filed with the Securities and Exchange Commission on December 6, 2013.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE MEETING TO BE HELD ON JUNE 30, 2014

The above materials are also available at www.enertopia.com.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the Meeting?

Our stockholders will vote:

1.	to elect Robert McAllister, Donald Findlay, John Thomas and Mathew Chadwick as directors to serve our company for the ensuing year and until their successors are elected;

2.	to ratify MNP LLP our independent registered public accounting firm for the fiscal year ending August 31, 2014 and to allow directors to set the remuneration;

3.	to approve a change of business of our company;

4.	to conduct an advisory vote on the compensation of our company's Named Executive Officers (the "Say- on-Pay Proposal);

5.	to conduct an advisory vote on the frequency of future advisory votes on the compensation of our company's Named Executive Officers (the "Say-When-on-Pay Proposal");

6.	to approve the Company’s 2014 stock option plan; and

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7.	to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the Meeting, but you do not need to attend the Meeting in person to vote your shares. Even if you do not plan to attend the Meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the Meeting?

Our board of directors has fixed the close of business on April 14, 2014 as the record date (the "Record Date") for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment. If you were a stockholder of record on the Record Date, you are entitled to vote at the Meeting.

As of the Record Date, 87,233,072 shares of our common stock were issued and outstanding and no other voting securities were issued and outstanding. Therefore, a total of 87,233,072 votes are entitled to be cast at the Meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the Record Date. There is no cumulative voting.

How can you Vote?

Shares of common stock cannot be voted at our annual meeting unless the holder of record is present in person or is represented by proxy. A stockholder has the right to attend our annual meeting at the time and place set forth in the Notice of Annual Meeting and to vote their securities directly at the meeting. In the alternative, a stockholder may appoint a person to represent such stockholder at our annual meeting by completing the enclosed Form of Proxy, which authorizes a person other than the holder of record to vote on behalf of the stockholder, and returning it to our transfer agent, Olympia Trust Company 1003, 750 West Pender Street Vancouver, BC V6C 2T8. All stockholders are urged to complete, sign, date and promptly return the proxy by mail in the enclosed postage-paid envelope, or by fax If you do not wish to vote in person or if you will not be attending the Meeting, you may vote by proxy by mail, by telephone or via the Internet by following instructions provided in the proxy card.

Valid proxies will be voted at our annual meeting and at any postponements or adjournments thereof as you direct in the proxy, provided that they are received by our transfer agent at least 24 hours prior to the scheduled time of the meeting, or any adjournment thereof, or deposited with the Chair of the meeting on the day of the meeting or any adjournment thereof prior to the time of voting. The shares of common stock represented by the proxy will be voted, or withheld from voting, as directed in the proxy. If no direction is given and the proxy is validly executed, the proxy will be voted: (1) FOR the election of the nominees for our Board of Directors; (2) to approve, ratify, and appoint MNP LLP as our company’s auditors for the 2014 fiscal year and to allow directors to set the remuneration; (3) FOR a change of business of our company; (4) to approve the compensation to be paid to the company's named executive officers; (5) in favour of the three year frequency of stockholder advisory votes on compensation (6) to approve Company’s 2014 stock option plan, and (7) to transact such other business as may properly come before the Meeting or any adjournment of postponement thereof, as set forth in this proxy statement. If any other matters properly come before our annual meeting, the persons authorized under the proxies will vote upon such other matters in accordance with their best judgment, pursuant to the discretionary authority conferred by the proxy.

ADVICE TO BENEFICIAL HOLDERS OF SHARES OF COMMON STOCK

THE INFORMATION SET FORTH IN THIS SECTION IS OF SIGNIFICANT IMPORTANCE TO MANY STOCKHOLDERS OF OUR COMPANY, AS A SUBSTANTIAL NUMBER OF STOCKHOLDERS DO NOT HOLD SHARES IN THEIR OWN NAME.

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Stockholders who do not hold their shares in their own name (referred to in this Proxy Statement as “beneficial stockholders”) should note that only proxies deposited by stockholders whose names appear on the records of our company as the registered holders of shares of common stock can be recognized and acted upon at our annual meeting. If shares of common stock are listed in an account statement provided to a stockholder by a broker, then in almost all cases those shares of common stock will not be registered in the stockholder's name on the records of our company. Such shares of common stock will more likely be registered under the names of the stockholder's broker or an agent of that broker. In the United States, the vast majority of such shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depository for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee and custodian for many Canadian brokerage firms). Beneficial stockholders should ensure that instructions respecting the voting of their shares of common stock are communicated to the appropriate person, as without specific instructions, brokers/nominees are prohibited from voting shares for their clients.

Applicable regulatory policy requires intermediaries/brokers to seek voting instructions from beneficial stockholders in advance of stockholders' meetings, unless the beneficial stockholders have waived the right to receive meeting materials. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by beneficial stockholders in order to ensure that their shares of common stock are voted at our annual meeting. The Form of Proxy supplied to a beneficial stockholder by its broker (or the agent of the broker) is similar to the Form of Proxy provided to registered stockholders by our company. However, its purpose is limited to instructing the registered stockholder (the broker or agent of the broker) how to vote on behalf of the beneficial stockholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. (“Broadridge”) (formerly, ADP Investor Communication Services in the United States and Independent Investor Communications Company in Canada). Broadridge typically applies a special sticker to proxy forms, mails those forms to the beneficial stockholders and the beneficial stockholders return the proxy forms to Broadridge. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at our annual meeting. A beneficial stockholder receiving a Broadridge proxy cannot use that proxy to vote shares of common stock directly at our annual meeting - the proxy must be returned to Broadridge well in advance of our annual meeting in order to have the shares of common stock voted.

Although a beneficial stockholder may not be recognized directly at our annual meeting for the purposes of voting shares of common stock registered in the name of his broker (or agent of the broker), a beneficial stockholder may attend at our annual meeting as proxyholder for the registered stockholder and vote the shares of common stock in that capacity. Beneficial stockholders who wish to attend at our annual meeting and indirectly vote their shares of common stock as proxyholder for the registered stockholder should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker's agent) in accordance with the instructions provided by such broker (or agent), well in advance of our annual meeting.

Alternatively, a beneficial stockholder may request in writing that his or her broker send to the beneficial stockholder a legal proxy which would enable the beneficial stockholder to attend at our annual meeting and vote his or her shares of common stock.

There are two kinds of beneficial owners – those who object to their name being made known to the issuers of securities which they own (called OBOs for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called NOBOs for Non-Objecting Beneficial Owners). Pursuant to National Instrument 54-101, issuers can obtain a list of their NOBOs from intermediaries for distribution of proxy-related materials directly to NOBOs.

Quorum

A quorum of stockholders is necessary to take action at our annual meeting. The holders of a majority of the shares entitled to vote as at the Record Date, present in person or by proxy, shall constitute a quorum for the transaction of business at our annual meeting. However, if a quorum is not present, then the holders of a majority of the shares of common stock of our company who are present at the Meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the original meeting. Broker non-votes occur when a nominee holding shares of common stock for a beneficial owner of those shares of common stock has not received voting instructions from the beneficial owner with respect to a particular matter and such nominee does not possess or choose to exercise discretionary authority with respect thereto. Broker non-votes and abstentions will be included in the determination of the number of shares of common stock present at our annual meeting for quorum purposes but will not be counted as votes cast on any matter presented at our annual meeting.

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YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE ASKED TO MARK, DATE, SIGN AND RETURN THE ACCOMPANYING FORM OF PROXY WHETHER OR NOT YOU PLAN TO ATTEND OUR ANNUAL MEETING. IF YOU PLAN TO ATTEND OUR ANNUAL MEETING TO VOTE IN PERSON AND YOUR SHARES ARE REGISTERED WITH OUR TRANSFER AGENT IN THE NAME OF A BROKER OR BANK, YOU MUST SECURE A PROXY FROM THE BROKER OR BANK ASSIGNING VOTING RIGHTS TO YOU FOR YOUR SHARES OF COMMON STOCK.

Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Nevada law or under our Articles of Incorporation or bylaws in connection with the matters to be voted on at the Meeting.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Olympia Trust, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the Meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the Meeting. If you are a stockholder of record, you may vote again on a later date via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the Meeting and voting in person. Your attendance at the Meeting will not automatically revoke your proxy unless you vote again at the Meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering to our company, at the address on the Notice of Meeting, Attention: President, a written notice of revocation prior to the Meeting being held at the offices of Macdonald Tuskey, our corporate counsel.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

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How can I attend the Meeting?

You may call us at 604-602-1675 if you want to obtain directions to be able to attend the Meeting and vote in person.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the Meeting. If you hold your shares in street name, you will also need proof of ownership to be admitted to the Meeting. A recent brokerage statement or letter from your broker, bank or other nominee is an example of proof of ownership.

Counting of Votes

All votes will be tabulated by the inspector of election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services. We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable charges and expenses.

FORWARD-LOOKING STATEMENTS

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Voting Securities and Principal Holders Thereof

We are authorized to issue 200,000,000 shares of common stock with a par value of $0.001. As of the Record Date a total of 87,233,072 shares of common stock were issued and outstanding. Each share of common stock carries the right to one vote at the Meeting.

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Only registered stockholders as of the Record Date are entitled to receive notice of, and to attend and vote at, the Meeting or any adjournment or postponement of the Meeting.

To the best of our knowledge, no person or company beneficially owns, directly or indirectly, or exercises control or direction over, shares of common stock carrying more than 10% of the voting rights attached to the outstanding Common Shares of our company other than set forth in the section “Security Ownership of Certain Beneficial Owners and Management” below.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, certain information with respect to the beneficial ownership of our shares of common stock by each stockholder known by us to be the beneficial owner of more than 5% of our common shares, as well as by each of our current directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

	Name and Address of beneficial
Title of Class	owner	Amount and nature of beneficial ownership		Percent of class(1)(2)
common stock
common stock	Green Canvas Ltd.	8,200,000	Direct	8.59%
	2923 Dewdney Avenue
	Regina SK S4T 0Y1
	Total Beneficial Owners	8,200,000		8.59%

common stock	Robert McAllister	4,295,000(3)	Direct	4.87%
	Suite 203 688 Lequime Rd
	Kelowna, BC V1W 1A3

common stock	Donald Findlay	3,652,000(6)	Direct	4.09%
	118 Covepark Road NE
	Calgary, AB T3K 6B9

common stock	Bal Bhullar	1,051,000(7)	Direct	1.19%
	604 - 700 West Pender St.
	Vancouver, BC V6C 1G8
common stock	John Thomas	1,050,000(8)	Direct	1.20%
			Indirect
common stock	Mathew Chadwick	16,000,000	Indirect	15.50%
	22308 Dewdney Trunk Road
	Maple Ridge, BC V2X 3J2
	Total Directors and Officers	26,048,000		26.82%

1 Percentage of ownership is based on 87,233,072shares of common stock issued and outstanding as of the Record Date. Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares.
2 Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the Record Date.
3 Mr. McAllister’s shareholdings include 3,410,000 shares of common stock, 805,000 stock options and 80,000 Warrants exercisable within 60 days of the Record Date.
4 Mr. Chadwick’s shareholdings include 16,000,000 shares held in the name of 0984329 BC Ltd., for which Mathew Chadwick is the sole beneficiary of the Company.
5 Mr. Findlay’s shareholdings include 1,702,000 shares of common stock, 1,700,000 warrants and 250,000 stock options exercisable within 60 days of the Record Date.
6 Ms. Bhullar’s shareholdings include 201,000 shares of common stock and 100,000 warrants and 750,000 stock options exercisable within 60 days of the Record Date.

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7 Mr. Thomas' shareholdings include 350,000 warrants owned by Jatmet Consult Ltd., solely owned company by John Thomas and 200,000 stock options exercisable within 60 days of the Record Date.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1
Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the Meeting. These nominees are all of our current directors. Unless otherwise directed, the proxy holders will vote the proxies received by them for the three nominees named below.

Each director who is elected will hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified. Any director may resign his or her office at any time and may be removed at any time by the majority of vote of the stockholders given at a special meeting of our stockholders called for that purpose.

Our company’s management proposes to nominate the persons named in the table below for election by the stockholders as directors of the company. Information concerning such persons, as furnished by the individual nominees, is as follows:

Our board of directors recommends that you vote FOR the nominees.

Nominees

As at the Record Date, our directors, their age, positions held, and duration of term, are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Robert McAllister	President, Chief Executive Officer and Director	53	November 30, 2007
John Thomas	Director	66	March 19, 2012
Donald Findlay	Director	67	June 2, 2011

Mathew Chadwick	Senior Vice President, Marijuana Operations and Director	37	March 10, 2014

Business Experience

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Robert McAllister

Mr. Robert McAllister has served as our President since November 30, 2007 and as a director since April 2008.

Robert McAllister is a resource investment entrepreneur with over 20 years of experience in resource sector evaluations and commodity cycle analysis. He brings extensive knowledge and expertise in building a successful company. From July 2008 to September 2011 Mr. McAllister was the Chief Executive of Cheetah Oil & Gas Ltd. ("Cheetah Oil & Gas"), a company quoted on the OTC Bulletin Board and the Canadian Securities Exchange that was based in Canada and engaged in the exploration for and production of oil and natural gas primarily in Mississippi, the United States.

Our company believes that Mr. McAllister has the business and operational experience of running publicly listed companies and management skills necessary to be a director of our company. From Mr. McAllister’s experience as an entrepreneur, his background and knowledge in starting up venture companies is an asset to our company.

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John Thomas

Dr. John Thomas was appointed a director on March 19, 2012.

Dr. Thomas is a professional engineer, and holds a PhD in chemical engineering. He also received a diploma in accounting and finance from the U.K. Association of Certified Accountants. He has 39 years of experience in the mining industry, including both base metal and precious metal projects in several countries. His experience covers a wide range of activities in the mining industry from process development, management of feasibility studies, engineering and management of construction, and operation of mines. From January 2005 to February 2011, Dr. Thomas served as the Chief Operating Officer of Infinito Gold Ltd., a gold exploration company. From March 2011 till December 2011, Dr. Thomas through his consulting company JAT Metconsult Ltd. provided consulting services to Prodigy Gold Inc. (acquired by Argonaut Gold Inc.), GranColombia Resources Corp. and Antioquia Gold Inc. Since January 2012 to present, he also has been the Chief Operating Officer of Edgewater Exploration Ltd., a Canadian based mineral exploration and mine development company focused on two gold projects with defined resources.

Our company believes that Mr. Thomas has essential educational knowledge in both sciences and business (ie. accounting and finance) to be a director of our company. Additionally, he has varying degrees of experience in consulting and serving as a director of publicly listed companies that would an asset to our company.

Donald Findlay

Mr. Findlay was appointed a director on June 2, 2011.

Mr. Findlay has worked in the resource exploration business since 1980. He has worked in different capacities from consultant to the positions of senior exploration geologist and exploration manager. Mr. Findlay completed his MSc in geology in 1978 with his thesis on copper molybdenum porphyry deposits. From October 2009 to September 2011, Mr. Findlay served as President of Cheetah Oil & Gas. From June 2011 to present, Mr. Findlay has been a director of our company.

Our company believes that Mr. Findlay is qualified to serve as a director of our company in consideration of his educational background in geology. In addition, Mr. Findlay’s experience as a director of a public company is an asset to serving as a director of our company.

Mathew Chadwick

Mr. Chadwick was appointed a director and Senior Vice President of Marijuana Operations on March 10, 2014.

Mr. Chadwick was a founding partner of World of Marihuana Productions Ltd. (“WOM”). He has worked in the horticulture field for over 20 years gaining valuable hands on experience and has been the key contributor to the success of several facilities . Mr. Chadwick’s focus on bringing awareness to the public body for the need of pain management alternatives has proved to be an asset to the growth of the sector.

Mr. Chadwick has consulted in cultivation, and managed large-scale production of medical marijuana. A participant of the MMAR program since 2004, he has researched growing techniques such as; drip irrigation, ebb and flow, flood and drain, NFT and DWC systems, soilless and coco mediums . Through research and development he implemented and managed practices using advanced methods to achieve superior quality products and maximum yields.

Mr. Chadwick has also had a long standing career with Re/Max Realty, Real Estate in real estate sales, over the years earning awards for top 10% producing realtor in (GVREB) Greater Vancouver Real Estate Board. Mr. Chadwick was with Re/Max Realty from October 2008 until October 2013 when he focused full time at the World of Marihuana, a marihuana facility of WOM in Mission, British Columbia, in the transition period for the Health Canada license under the new medical purposes regulations program.

Our company believes that Mr. Chadwick’s work and research in horticulture and consultation in the cultivation of medical marijuana gives him the qualifications to serve as our director. Additionally, his professional experience in business (ie. real estate) would be an asset as a director of our company.

Executive Officers

Our executive officers are appointed by our board of directors and serve at the pleasure of our board of directors.

The names of our executive officers, their ages, positions held, and durations of such and a brief description of the backgrounds and business experiences for the past five years are as follows:

Name	Position Held with our Company	Age	Date First Elected Or Appointed
Robert McAllister	President, Chief Executive Officer and Director	53	November 30, 2007

Mathew Chadwick	Senior Vice President, Marijuana Operations and Director	37	March 10, 2014
Bal Bhullar	Chief Financial Officer	44	October 9, 2009

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Bal Bhullar, Chief Financial Officer

Ms. Bhullar brings over 20 years of diversified financial and risk management experience in both private and public companies, in the industries of high-tech, film, mining, marine, oil & gas, energy, transport, medical marijuana and spa industries. Among some of the areas of experience, Ms. Bhullar brings expertise in financial & strategic planning, operational & risk management, regulatory compliance reporting, business expansion, startup operations, financial modeling, program development, corporate financing, and corporate governance/internal controls. Previously, Ms. Bhullar has held various positions as President of BC Risk Management Association of BC, and served as Director and CFO of private and public companies. Currently, Ms. Bhullar serves as a Director and CFO for Bare Elegance Medspa, and is CFO and a Director of Lexaria Corp.

Ms. Bhullar is a Chartered Professional Accountant, Certified General Accountant and as well holds a CRM designation from Simon Fraser University and a diploma in Financial Management from British Columbia Institute of Technology.

For information regarding Messrs McAllister, Thomas, Findlay and Chadwick, see “Nominees” beginning on page 8.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

1.	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

2.

had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;

3.

been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;

4.

been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.

been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.

been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

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Corporate Governance

Public Availability of Corporate Governance Documents

Our key corporate governance document is our Code of Ethics which is:

  available in print to any stockholder who requests it from our President; and
  filed on EDGAR as an exhibit to our annual report on Form 10-KSB filed on November 29, 2007.

Code of Ethics

We adopted a Code of Ethics applicable to our senior financial officers and certain other finance executives, which is a "code of ethics" as defined by applicable rules of the SEC. Our Code of Ethics is attached as an exhibit to our Annual Report on Form 10-KSB filed on November 29, 2007. If we make any amendments to our Code of Ethics other than technical, administrative, or other non-substantive amendments, or grant any waivers, including implicit waivers, from a provision of our Code of Ethics to our chief executive officer, chief financial officer, or certain other finance executives, we will disclose the nature of the amendment or waiver, its effective date and to whom it applies in a Current Report on Form 8-K filed with the SEC.

Meetings

Our board of directors held no formal meetings during the year ended August 31, 2013. All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Nevada Revised Statutes and our Bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

It is our policy to invite directors to attend the Meeting of stockholders. Three directors are expected to attend the Meeting.

Committees of the Board of Directors

We currently do not have a nominating or compensation committee or committees performing similar functions. There has not been any defined policy or procedure requirements for stockholders to submit recommendations or nomination for directors.

Audit Committee and Audit Committee Financial Expert

Currently our audit committee consists of Robert McAllister, John Thomas and Donald Finley who are all directors of our company.

Our audit committee operates pursuant to a written charter adopted by our board of directors, a copy of which is attached as Schedule "A" to this Proxy Statement.

We believe that two of our members of our audit committee, Robert McAllister and John Thomas, are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We believe that retaining an additional independent director who would qualify as an “audit committee financial expert” would be overly costly and burdensome and is not warranted in our circumstances given the early stages of our development and the fact that we have not generated any material revenues to date. In addition, we currently do not have nominating, compensation or audit committees or committees performing similar functions nor do we have a written nominating, compensation or audit committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes the functions of such committees can be adequately performed by our board of directors.

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Director Independence

We currently act with four directors, consisting of Robert McAllister, Donald Findlay, John Thomas and Mathew Chadwick. We have determined that John Thomas and Donald Findlay are “independent directors” as defined in Rule 5605(a) of the Nasdaq Listing Rules.

Stockholder Communications with Our Board of Directors

Because of our company’s small size, we do not have a formal procedure for stockholder communication with our board of directors. In general, members of our board of directors and executive officers are accessible by telephone or mail. Any matter intended for our board of directors, or for any individual member or members of our board of directors, should be directed to our President with a request to forward the communication to the intended recipient.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during fiscal year ended August 31, 2013, all filing requirements applicable to our executive officers, directors and persons who own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Robert McAllister	1(1)	1	N/A
Bal Bhullar	1(1)	1	N/A
John Thomas	1(2)	1	N/A

Notes:

(1)	The director / officer was late filing a Form 4, Change of Beneficial Ownership.
(2)	The director / officer was late filing a Form 3, Initial Statement of Beneficial Ownership.

Executive Compensation

The following table sets forth all compensation received during the two years ended August 31, 2013 by our Chief Executive Officer, Chief Financial Officer and each of the other most highly compensated executive officers whose total compensation exceeded $100,000 in such fiscal year. These officers are referred to as the “named executive officers” in this proxy statement.

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	our principal executive officer;

(b)	each of our two most highly compensated executive officers who were serving as executive officers at the end of the year ended August 31, 2013 and 2012; and

(c)

up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at the end of the most recently completed financial year,

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who we will collectively refer to as the named executive officers, for our fiscal years ended August 31, 2013 and 2012, are set out in the following summary compensation table:

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensa- tion ($)	Total ($)
Robert McAllister President and Director	2013 2012	60,000 60,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	60,000 60,000
Chris Bunka Chief Executive Officer, Director and Former Chief Financial Officer	2013 2012	55,000(1) 60,000(1)	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	55,000 60,000
Bal Bhullar Chief Financial Officer	2013 2012	71,416(2) 65,543(2)	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	71,416 65,543
Mark Snyder(3) Former Chief Technical Officer	2013 2012	6,000 12,000	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	Nil Nil	6,000 12,000

Notes:

(1)	Salary compensation for Chris Bunka are fees accrued to C.A.B. Financial Services Ltd, a company wholly owned by Chris Bunka.
(2)	Compensation has been paid to BKB Consulting Ltd., a company wholly owned by Bal Bhullar.
(3)	Mr. Snyder resigned as Chief Technical Officer on June 30, 2013.

Employment and Consulting Agreements

We entered into a consulting agreement with Mr. Robert McAllister on December 1, 2007. During the term of this agreement, Mr. McAllister is to provide corporate administration and oil & gas exploration and production consulting services, such duties and responsibilities to include provision of oil and gas industry consulting services, strategic corporate and financial planning, management of the overall business operations of our company, and supervising office staff and exploration and oil & gas consultants. Mr. McAllister was reimbursed at the rate of $2,000 per month. On December 1, 2008, the consulting fee was increased to $5,000 per month. We may terminate this agreement without prior notice based on a number of conditions. Mr. McAllister may terminate the agreement at any time by giving 30 days written notice of his intention to do so. On March 1, 2014, the company entered into a new management consulting contract with Robert McAllister, whereas the consulting fee has increased to $6,500 per month.

On December 1, 2008, we entered into a consulting agreement with CAB Financial Services, a corporation organized under the laws of the Province of British Columbia. CAB Financial Services is a consulting company controlled by the chairman of the board and the chief executive officer of the Company. A fee of $5,000 per month is accrued. We may terminate this agreement without prior notice based on a number of conditions. CAB Financial Services Ltd. May terminate the agreement at any time by giving 30 days written notice of his intention to do so. This contract was terminated in July, 2013.

On October 9, 2009, we entered into a consulting agreement with BKB Management Ltd, a corporation organized under the laws of the Province of British Columbia. BKB Management controlled by our Chief Financial Officer. A fee of CAD$4,675 including GST is paid per month. We may terminate this agreement without prior notice based on a number of conditions. BKB Management Ltd. May terminate the agreement at any time by giving 30 days written notice of his intention to do so. Effective April 1, 2011, the consulting services are CAD$5,500 per month plus HST. On March 1, 2014, the company entered into a new management consulting contract with BKB Management Consulting Ltd., whereas the consulting fee has increased to $7,500 per month.

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On October 9, 2009, we entered into a consulting agreement with Mark Snyder pursuant to which he agreed to act as our Chief Technical Officer in consideration of a fee of $1,000 per month. This contract was terminated in July, 2013

On March 10, 2014, we entered into a Management Agreement with Mathew Chadwick as Senior Vice President of Marijuana Operations. The initial term of this agreement shall begin on the date of execution of this agreement and continue for six months. Thereafter the agreement will continue on a month-by-month basis pending cancelation by written notification with 30 days of notice. In consideration for the services we will pay CAD$25,000 per month.

Other than as set out above, we have not entered into any employment or consulting agreements with any of our current officers, directors or employees.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of August 31, 2013:

Name	Option awards					Stock awards
	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Robert McAllister	150,000 100,000 200,000 255,000	Nil Nil Nil Nil	--	$0.20(1) $0.10 $0.10 $0.15	2012/12/14 2014/10/22 2014/12/30 2016/02/14	--	--	--	--

Bal Bhullar	100,000 100,000 300,000	Nil Nil Nil	--	$0.10 $0.10 $0.15	2014/10/22 2014/02/14 2016/02/14

Note:

(1)	On October 22, 2009, the exercise price was changed from $0.70 to $0.20.

Option exercises and stock vested table.

During our fiscal year ended August 31, 2013 there were no options exercised by our named officers.

Directors Compensation

We do not have any agreements for compensating our directors for their services in their capacity as directors, although such directors are expected in the future to receive stock options to purchase shares of our common stock as awarded by our board of directors.

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Donald Findlay	Nil	NIl	Nil	Nil	Nil	Nil	Nil
Greg Dawson(1)	Nil	Nil	Nil	Nil	Nil	Nil	Nil
John Thomas	Nil	Nil	Nil	Nil	Nil	Nil	Nil

Note:

(1)	Mr. Dawson resigned as a director on March 10 2014.

Securities Authorized for Issuance under Equity Compensation Plans

We have no long-term incentive plans other than the stock option plans described below.

Stock Option Plans

On December 14, 2007, our board of directors approved our 2008 Stock Option Plan. Under the 2008 Stock Option Plan, options may be granted to our directors, officers, employees and consultants as determined by our board of directors. Pursuant to the Plan, we reserved for issuance 1,400,000 post share consolidation shares of our common stock (2,800,000 pre-consolidation shares). As at August 31, 2010, there were 510,000 shares of our common stock still available for grant under this plan. Subsequent to our year ended August 31, 2010, our board of directors granted the remaining share purchase options available under this plan.

On December 29, 2009, our board of directors approved our 2010 Equity Compensation Plan. Under the 2010 Plan, our board of directors can grant up to 2,000,000 options to our directors, officers, employees and consultants. The 2010 Plan was approved by our stockholders on February 5, 2010. As at August 31, 2010, there were 1,100,000 shares of our common stock still available for grant under this plan. Subsequent to our year ended August 31, 2010, our board of directors granted 500,000 share purchase options available under this plan.

On April 14, 2011, our stockholders approved and adopted at the Annual General Meeting to roll our 2007 Equity compensation plan and our 2010 Equity Compensation Plan into a new 2011 Stock Option Plan. The aggregate number of Common Shares that may be reserved, allotted and issued pursuant to Options shall not exceed 4,720,348 shares of common stock, less the aggregate number of shares of common stock then reserved for issuance pursuant to any other share compensation arrangement. As of the Record Date, we have granted a total of 3,500,000 stock options.

As at the date of this Proxy Statement, there were no stock options exercised

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Equity Compensation Plan Information

The following table sets forth certain information concerning all equity compensation plans previously approved by stockholders and all previous equity compensation plans not previously approved by stockholders, as of the most recently completed fiscal year.

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	2,455,000	$0.15	2,265,348
Equity compensation plan not approved by security holders	Nil	Nil	Nil
Total	2,455,000	$0.15	2,265,348

Purchases of Equity Securities by the Issuer and Affiliated Purchasers

We did not purchase any of our shares of common stock or other securities during our fiscal year ended August 31, 2013

Transactions with Related Persons

Except as disclosed herein, no director, executive officer, shareholder holding at least 5% of shares of our common stock, or any family member thereof, had any material interest, direct or indirect, in any transaction, or proposed transaction since the year ended August 31, 2013, in which the amount involved in the transaction exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at the year end for the last two completed fiscal years.

For the year ended August 31, 2013, our company was party to the following related party transactions:

  Paid /accrued $60,000 (August 31, 2012: $60,000) to the President of the Company in consulting fees.

  Paid/accrued $55,000 (August 31, 2012: $60,000) of consulting fees to a company controlled by a former Director/CEO of the Company.

  Paid/accrued $65,435 (August 31, 2012: $65,543) in consulting fees to a company controlled by the CFO of the Company.

  Paid /accrued $6,040 (August 31, 2012: $9,000) in consulting fee former CTO of the Company.

  Paid / accrued $110 (August 31, 2012: $9,375) in consulting fee to former Senior VP, Business Development.

  Included in accounts payable, $123,610 was payable to the President and a company controlled by a CFO of the Company.

The related party transactions are recorded at the exchange amount established and agreed to between the related parties.

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Employment Agreements

For information regarding compensation for our executive officers and directors, see “Executive Compensation” beginning on page 12 and “Proposal 1” beginning on page 8 .

Proposal 2
Ratification of the Continued Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the continued appointment of MNP LLP, as our independent registered public accounting firm for the fiscal year ending August 31, 2014 at a remuneration to be fixed by the Board.

Stockholder ratification of the continued appointment of MNP LLP is not required under the Nevada corporate law, our bylaws or otherwise. However, our board of directors is submitting the continued appointment of MNP LLP as our independent registered public accounting firm to our stockholders for ratification as a matter of corporate practice. If our stockholders fail to ratify the continued appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of MNP LLP are not expected to be present at the Meeting. However, we will provide contact information for MNP LLP to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holders will vote the proxies received by them for the ratification of the continued appointment of MNP LLP as our independent registered public accounting firm for the fiscal year ending August 31, 2014.

At the Meeting the stockholders will be asked to approve the following resolution:

RESOLVED THAT the continued appointment of MNP LLP as our independent registered public accounting firm is ratified, approved and confirmed and that the remuneration be fixed by the board.

Our Board of Directors recommends that you vote FOR the ratification of the continued appointment of MNP LLP as our independent registered public accounting firm as our auditors for the fiscal year ending August 31, 2014 at a remuneration to be fixed by the Board.

Fees Paid to Our Independent Registered Public Accounting Firm

Audit fees

The aggregate fees billed for the most recently completed fiscal year ended August 31, 2013 and for fiscal year ended August 31, 2012 for professional services rendered by the principal accountant for the audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for these fiscal periods were as follows:

	Year Ended
	August 31, 2013	August 31, 2012
Audit Fees	$30,759	$24,502
Audit Related Fees	25,651	19,986
Tax Fees	Nil	Nil
All Other Fees	Nil	Nil
Total	$56,411	$44,488

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Audit Fees

Audit fees consist of fees billed for professional services rendered for the audits of our financial statements, reviews of our interim financial statements included in quarterly reports, services performed in connection with filings with the Securities and Exchange Commission and related comfort letters and other services that are normally provided by MNP LLP for the fiscal years ended August 31, 2013 and August 31, 2012 in connection with statutory and regulatory filings or engagements.

Audit related Fees

There were $25,651, audit related fees paid to MNPLLP for the fiscal year ended August 31, 2013 and $19,986 for the fiscal year ended August 31, 2012.

Tax Fees

Tax fees consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and local tax compliance and consultation in connection with various transactions and acquisitions. For the fiscal years ended August 31, 2013 and August 31, 2012, we did not use MNP LLP for non-audit professional services or preparation of corporate tax returns.

We do not use MNP LLP, for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage MNP LLP to provide compliance outsourcing services.

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before our independent auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be:

  approved by our audit committee (which consists of Robert McAllister, John Thomas and Donald Finley who are all directors of out company); or

  entered into pursuant to pre-approval policies and procedures established by the board of directors, provided the policies and procedures are detailed as to the particular service, the board of directors is informed of each service, and such policies and procedures do not include delegation of the board of directors’ responsibilities to management.

Our audit committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the board of directors either before or after the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent auditors and believes that the provision of services for activities unrelated to the audit is compatible with maintaining our independent auditors’ independence.

Proposal 3
Change of Business

Over the past four months we have changed our company's direction from the exploration of oil and gas properties to a non-resource business, more specifically the medical marihuana business (the "Change of Business"). We determined to make this change after an evaluation of our company's existing resources and a review of strategic options for our company. Through our board's business contacts and the entrepreneurial approach of our management team we were able to identify and capitalize upon an opportunity in the Canadian medical marihuana industry.

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Background to Canadian Medical Marihuana Industry

In 2001, Canada implemented a government-run program for medical marijuana access. The original regulations, being the Marihuana Medical Access Regulations (Canada), referred to as MMAR, permitted approved persons access to either grow the product or seek supply from Health Canada. According to a press release issued by Health Canada on June 10, 2013, the number of individuals in Canada approved to use medical marijuana has grown from 500 in 2001 to more than 30,000 as of June 10, 2013. Due in part to the growth in demand, Health Canada issued new regulations in June 2013, the Marihuana for Medical Purposes Regulations (Canada) issued pursuant to the Controlled Drugs and Substances Act (Canada), referred to as MMPR, that replace government supply and homegrown medical marijuana existing under the MMAR with highly secure and regulated commercial operations.

Our Acquired Interest in the Canadian Medical Marihuana Industry

On January 16, 2014, our company entered into a joint venture agreement with World of Marihuana Productions Ltd. ("WOM") pursuant to which we may acquire up to a 51% interest in the medical marihuana business of WOM.WOM is in the business of producing and selling medical marihuana and is currently in the process of applying to Health Canada to become a "Licensed Producer" of medical marihuana under the MMPR regime. The terms of this joint venture agreement provide that in order for us earn a 51% interest, we are required to make aggregate cash payments of $1,375,000 and issue an aggregate of 20,000,000 shares of our common stock all over a four year period. To date, we have issued 10,000,000 shares to WOM, which are subject to applicable hold periods under Canadian and United States securities laws. In the event WOM has not been designated as a Licensed Producer by Health Canada by January 16, 2015, WOM will be entitled to retain the cash payments paid to it under the joint venture agreement to that point but will be required to return all but 5,000,000 shares to us.

On February 28, 2014, we entered into a joint venture agreement with The Green Canvas Ltd. ("GCL") to acquire an additional interest in the medical marihuana industry. GCL is in the business of producing and selling medical marihuana and is also currently in the process of applying to Health Canada to become a Licensed Producer of medical marihuana under MMPR. Under the agreement with GCL, we may acquire up to a 75% interest in the medical marihuana business of GCL by making aggregate cash payments of CDN$1,000,000 and issuing an aggregate of 19,000,000 shares of our common stock to GCL, all over a three year period. To date, we have issued 10,000,000 of such shares, of which 8,200,000 shares were issued to GCL and the balance issued pursuant finder’s fee commitments, all of which are subject to applicable hold periods under Canadian and United States securities laws. In the event GCL has not been designated as a Licensed Producer by Health Canada by February 28, 2015, GCL will be entitled to retain the cash payments paid to it under the joint venture agreement to that point but will be required to return all but 3,600,000 shares to us.

At the Meeting, the stockholders will be asked to vote "FOR" the following resolution:

"RESOLVED that that the Change of Business is ratified, approved and confirmed."

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 3

Proposal 4
Advisory Vote On Executive Compensation
(Say-on-pay vote)

This year, as required by Section 14A of the Exchange Act, we are providing stockholders the opportunity to advise our Board regarding the compensation of our Named Executive Officers, as such compensation is described in this Proxy Statement, the tabular disclosure regarding such compensation and the accompanying narrative disclosure, beginning on page 11 of this Proxy Statement. We urge our stockholders to review these disclosures for further insight into our compensation policies.

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The goal of our company's executive officer compensation program is to retain and reward highly qualified, talented leaders who create long term stockholder value. The program is designed to align management’s interest with that of stockholders and motivate senior executives to increase our long-term growth and profitability while attempting to minimize risks that could result from compensation decisions. As described in this proxy statement, our board weighs the appropriate mix of compensation elements, including the allocation between cash and equity, for each executive officer to help achieve those objectives. Our Compensation Discussion and Analysis contained in this proxy statement describes our executive compensation program and the decisions made by our board in more detail.

Accordingly, our board is asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by casting a non-binding advisory vote “FOR” the following resolution:

"RESOLVED, that the compensation paid to the company's named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED."

As an advisory vote, this proposal is not binding on our board. Nevertheless, the views expressed by the stockholders, whether through this vote or otherwise, are important to management and our board, and, accordingly, our board intends to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
IN FAVOR OF PROPOSAL 4

Proposal 5
Advisory Vote On The Frequency Of An Advisory Vote On The Compensation Of Our Named Executive Officers
(Say-when-on-pay vote)

Accordingly, our company is asking stockholders to indicate whether they would prefer an advisory vote every year, every other year or every three years. For the reasons described below, our board recommends that the stockholders select a frequency of three years.

After considering the benefits and consequences of each alternative, our board recommends that the advisory vote on the compensation of our company’s named executive officers be submitted to the stockholders once every three years.

Our board believes that a triennial advisory vote makes sense for our company and its stockholders for the following reasons:

  A triennial advisory vote will allow stockholders to better evaluate our executive compensation programs relative to a pattern of performance over time, which is a more appropriate perspective than the short-term approach that an annual vote could encourage. We seek to encourage a long-term focus among our executives by, for example, granting equity awards that vest over long periods and are designed to correlate closely with the creation of long-term stockholder value. In addition, our compensation programs do not change significantly from year to year. We are concerned that annual votes on our executive compensation program could foster a short-term focus and lead to an over- emphasis on the near-term effect of our compensation programs and thus undermine some of our program’s long-term features. We believe that a vote on our compensation by our stockholders every three years will encourage stockholders to take the same long-term approach to our compensation programs taken by our executives and our compensation committee.
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  A triennial advisory vote will provide us the appropriate time to understand any concerns expressed by our stockholders, thoughtfully evaluate and respond to our stockholders and effectively implement any desired changes to our executive compensation program. As a practical matter, because our critical compensation actions are taken in the first quarter of each fiscal year, any changes to our executive compensation program that were responsive to stockholder concerns would not be fully implemented until the year following the vote, and, as result, would not be disclosed in the compensation tables and reflected in the Compensation Discussion and Analysis section of our proxy statement until the second completed fiscal year following the advisory vote. A triennial advisory vote will permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices that have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation.

  An annual advisory vote may frustrate stockholder communication. While an advisory vote on executive compensation may reflect general satisfaction or dissatisfaction with a company’s practices, a dialogue about executive compensation between our stockholders and our board or Compensation Committee members can provide a forum that is more conducive to expressing precise views regarding specific compensation practices. Our board believes that stockholders should not have to wait for a formal vote at an annual meeting. We encourage our stockholders to convey their compensation concerns to us and view the advisory vote as an additional, but not exclusive, opportunity for our stockholders to communicate with us regarding executive compensation.

While our board believes that its recommendation is appropriate at this time, stockholders are not voting to approve or disapprove that recommendation, but are instead asked to indicate their preference, on an advisory basis, as to whether the non-binding stockholder advisory vote on the approval of our executive officer compensation practices should be held every year, every two years, or every three years. The frequency option that receives votes from the holders of at least a majority of shares present or represented and voting at the Annual Meeting will be considered the preferred frequency of future advisory votes on the compensation of our named executive officers by our stockholders. Our board values the opinions of our stockholders in this matter, and, to the extent there is any significant vote in favor of one frequency over the other options, even if fewer than a majority of the votes cast, our board will consider the stockholders’ concerns and evaluate any appropriate next steps. However, because this vote is advisory and not binding on our board or our company in any way, our board may decide that it is in the best interests of our stockholders and our company to hold an advisory vote on executive compensation more or less frequently than the option indicated by our stockholders.

OUR BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF THE THREE YEAR FREQUENCY OF
STOCKHOLDER ADVISORY VOTES ON COMPENSATION
ON PROPOSAL 5.

Proposal 6
Adoption of 2014 Stock Option Plan

The purpose of the 2014 Stock Option Plan (the “2014 Plan”) is to secure for our company and our stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to our company who are expected to contribute to our future growth and success. The 2014 Plan permits grants of options to purchase shares of common stock, $0.001 par value per share, of our company.

The stock subject to options granted under the 2014 Plan shall be shares of authorized but unissued or reacquired common stock. The maximum number of shares of common stock of our company which may be issued and sold under the 2014 Plan shall be 17,400,000, subject to adjustment for stock splits or consolidations.

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The purchase price per share deliverable upon the exercise of an option granted under the 2014 Plan shall be determined by the board of directors at the time of grant of such option. Options granted under the 2014 Plan shall expire on such date as determined by the board of directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.

Employees, officers and directors of, and consultants or advisors to our company will be eligible to participate in the 2014 Plan. As of the date of this Proxy Statement, there are two officers and four directors, and 23 consultants or advisors to our company. The basis of participation for the issuance of options under the 2014 Plan will be determined from time to time by our board of directors.

Our company has not yet made any determinations on the benefits or amounts that will be received by or allocated from the 2014 Plan. Under the 2014 Plan, our company has reserved the right and discretion to amend, modify or terminate the 2014 Plan with respect to all options that have not yet been granted.

There would have been no benefits or amounts that would have been received by or allocated to any persons, eligible under the 2014 Plan, for the last completed fiscal year if the plan had been in effect.

Our board of directors has reserved the right, in its absolute discretion, to at any time amend, modify or terminate the 2014 Plan with respect to all optioned shares in respect of options which have not yet been granted hereunder. Any amendment to any provision of this Plan will be subject to any necessary Regulatory Approvals.

The full text of the proposed 2014 Plan is attached as Schedule "B" to this Proxy Statement.

Our board of directors unanimously recommends a vote “FOR” the adoption of the 2014 Plan.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as set out below, no director, executive officer, or nominee for election as a director of the Company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the Meeting, other than elections to office:

“HOUSEHOLDING” OF PROXY MATERIALS

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra conveniences for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next meeting of stockholders. To be eligible for inclusion in our 2015 proxy statement, your proposal must be received by us no later than 120 days before April 14, 2015 and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2012 Meeting, you must comply with the procedures contained in the bylaws and you must notify us in writing and such notice must be delivered to or received by the Secretary no later than 120 days before April 14, 2015. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement relating to our 2013 meeting stockholder proposals that it is not required to include under the Exchange Act, including Rule 14a-8 of the Exchange Act.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail, to our company, at the address on the first page of this Proxy Statement to the attention of the President.

With respect to business to be brought before the Meeting, we have received no notices from our stockholders that we were required to include in this proxy statement.

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WHERE YOU CAN FIND MORE INFORMATION

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the United States Securities and Exchange Commission’s website at www.sec.gov. Additional information regarding our company and our business activities is available on the SEDAR website located at www.sedar.com and at our company’s website located at http://www.enertopia.com. Our company’s financial information is provided in our company’s audited financial statements and related management discussion and analysis for its most recently completed financial year end may be viewed on the SEDAR website.

OTHER MATTERS

Our board of directors does not intend to bring any other business before the Meeting, and so far as is known to our board of directors, no matters are to be brought before the Meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named on the proxy to vote the shares represented by the proxy on such matters in accordance with their judgment.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert McAllister
Robert McAllister
Chairman of the Board

May <>, 2014

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Schedule A

ENERTOPIA CORP.

AUDIT COMITTEE CHARTER

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THE AUDIT COMMITTEE'S CHARTER

The primary function of the audit committee (the "Committee") is to assist the Company’s Board of Directors in fulfilling its financial oversight responsibilities by reviewing the financial reports and other financial information provided by the Company to regulatory authorities and shareholders, the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting and financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to:

•	serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements;

•	review and appraise the performance of the Company’s external auditors; and

•	provide an open avenue of communication among the Company’s auditors, financial and senior management and the Board of Directors.

Composition

The Committee shall be comprised of a minimum three directors as determined by the Board of Directors. If the Company ceases to be a “venture issuer” (as that term is defined in National Instrument 52-110), then all of the members of the Committee shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

If the Company ceases to be a “venture issuer” (as that term is defined in National Instrument 52-110), then all members of the Committee shall have accounting or related financial management expertise. All members of the Committee that are not financially literate will work towards becoming financially literate to obtain a working familiarity with basic finance and accounting practices. For the purposes of the Company's Audit Committee Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company's financial statements.

The members of the Committee shall be elected by the Board of Directors at its first meeting following the annual shareholders’ meeting. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet a least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

DOCUMENTS/REPORTS REVIEW

•	review and update this Audit Committee Charter annually; and

•

review the Company's financial statements, MD&A and any annual and interim earnings press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion, or review rendered by the external auditors.

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EXTERNAL AUDITORS

•

review annually, the performance of the external auditors who shall be ultimately accountable to the Company’s Board of Directors and the Committee as representatives of the shareholders of the Company;

•	obtain annually, a formal written statement of external auditors setting forth all relationships between the external auditors and the Company, consistent with Independence Standards Board Standard 1;

•	review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors;

•

take, or recommend that the Company’s full Board of Directors take appropriate action to oversee the independence of the external auditors, including the resolution of disagreements between management and the external auditor regarding financial reporting;

•	recommend to the Company’s Board of Directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval;

•	recommend to the Company’s Board of Directors the compensation to be paid to the external auditors;

•

at each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company's financial statements;

•	review and approve the Company's hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company;

•	review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements; and

•

review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

o

the aggregate amount of all such non-audit services provided to the Company constitutes not more than five percent of the total amount of revenues paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided,

	o	such services were not recognized by the Company at the time of the engagement to be non-audit services, and

o

such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee's first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

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FINANCIAL REPORTING PROCESSES

•	in consultation with the external auditors, review with management the integrity of the Company's financial reporting process, both internal and external;

•	consider the external auditors’ judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting;

•	consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management;

•	review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments;

•

following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

•	review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements;

•	review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented;

•	review any complaints or concerns about any questionable accounting, internal accounting controls or auditing matters;

•	review certification process;

•	establish a procedure for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

•	establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

OTHER

•	review any related-party transactions;

•	engage independent counsel and other advisors as it determines necessary to carry out its duties; and

•	to set and pay compensation for any independent counsel and other advisors employed by the Committee.”

(a) Composition

The Company’s Audit Committee is currently comprised of two directors, Robert McAllister, and John Thomas and Donald Findlay. As defined in NI 52-110, the Company has two directors, John Thomas and Donald Finley, who are  “independent". Also as defined in NI 52-110, Robert McAllister and John Thomas are considered to be “financially literate”.

(b) Relevant Education and Experience

The education and experience of each audit committee member that is relevant to the performance of his responsibilities as an audit committee member is as follows:

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Robert McAllister

Mr. Robert McAllister has served as our President since November 30, 2007 and as a director since April 2008.

Robert McAllister is a resource investment entrepreneur with over 20 years of experience in resource sector evaluations and commodity cycle analysis. He brings extensive knowledge and expertise in building a successful company. From July 2008 to May 14, 2010 Mr. McAllister was the President of Cheetah Oil & Gas Ltd. a company quoted on the OTC Bulletin Board.

Donald Findlay

Mr. Findlay was appointed a director on June 2, 2011.

Mr. Findlay has worked in the resource exploration business since 1980. He has worked in different capacities from consultant to the positions of senior exploration geologist and exploration manager. Mr. Findlay completed his MSc in geology in 1978 with his thesis on copper molybdenum porphyry deposits.

John Thomas

Mr. Thomas was appointed a director on March 19, 2012.

Dr. Thomas is a professional engineer, and holds a PhD in chemical engineering. He also received a diploma in accounting and finance from the U.K. Association of Certified Accountants. He has 39 years of experience in the mining industry, including both base metal and precious metal projects in several countries. His experience covers a wide range of activities in the mining industry from process development, management of feasibility studies, engineering and management of construction, and operation of mines. From January 2005 to February 2011, Dr. Thomas served as the Chief Operating Officer of Infinito Gold Ltd., a gold exploration company. Since January 2012, he also has been the Chief Operating Officer of Edgewater Exploration Ltd., a Canadian based mineral exploration and mine development company focused on two gold projects with defined resources. In January 2013 to November 2013, he was contracted by Edgewater Exploration Ltd.

(c) Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Company’s Board of Directors has not failed to adopt a recommendation of the Audit Committee to nominate or compensate an external auditor.

(d) Reliance on Certain Exemptions

Since the commencement of the Company’s most recently completed financial year, the Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 provides an exemption from the requirement that the Audit Committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110 in whole or in part.

(e) Pre-Approval Policies and Procedures

The Audit Committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company’s Board of Directors, and where applicable by the Audit Committee, on a case-by-case basis.

(f) External Auditor Service Fees (By Category)

“Audit fees” billed by the Company’s external auditor for services provided in auditing the Company’s annual financial statements for the subject year. “Audit-related fees” are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit review of the Company’s financial statements. “Tax fees” are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the auditor for products and services not included in the foregoing categories.

Exemption

The Company is relying on the exemption provided by section 6.1 of NI 52-110 which provides that the Company, as a venture issuer, is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110.

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Schedule B

ENERTOPIA CORP.

STOCK OPTION PLAN
(the “Plan”)

Dated for Reference ______________, 2014

ARTICLE 1
PURPOSE AND INTERPRETATION

Purpose

1.1

The purpose of this Plan will be to advance the interests of Enertopia Corp. (the “Company”) by encouraging equity participation in the Company through the acquisition of common shares (the “Shares”) of the Company. It is the intention of the Company that this Plan will at all times be in compliance with the policies (the “CSE Policies”) of the Canadian Securities Exchange (“CSE”) and any inconsistencies between this Plan and the CSE Policies, whether due to inadvertence or changes in the CSE Policies, will be resolved in favour of the CSE Policies.

Definitions

2.1	In this Plan:

“Affiliate” means a company that is a parent or subsidiary of the Company, or that is controlled by the same entity as the Company;

“Associate” has the meaning assigned by the Securities Act;

“Board” means the board of directors of the Company or any committee thereof duly empowered or authorized to grant options under this Plan;

“CSE” means the Canadian National Stock Exchange;

“CSE Policies” means the rules and policies of the CSE, as amended from time to time;

“Company” means Enertopia Corp. and includes, unless the context otherwise requires, all of its subsidiaries of affiliates and successors according to law;

“Consultant” means an individual or Consultant Company, other than an Employee, Officer or Director that:

(i)           provides on an ongoing bona fide basis, consulting, technical, managerial or like services to the Company or an Affiliate of the Company;

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(ii)        in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the business and affairs of the Company or an Affiliate of the Company; and

(iii)       has a relationship with the Company or an Affiliate that enables the individual or Consultant Company to be knowledgeable about the business and affairs of the Company;

“Consultant Company” means for an individual consultant, a company or partnership of which the Person is an employee, shareholder or partner;

“Directors” means the directors of the Company as may be elected from time to time;

“Effective Date” for an Option means the date of grant of the Option by the Board;

“Employee” means:

(i)	an individual who is considered an employee under the Income Tax Act (i.e., for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)

an individual who works full-time for the Company or its subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)

an individual who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source;

“Exercise Price” means the amount payable per Optioned Share on the exercise of an Option, as specified in the Option Commitment relating to such Option and as determined in accordance with the terms of this Plan;

“Expiry Date” means the day on which an Option lapses as specified in the Option Commitment relating to such Option or in accordance with the terms of this Plan;

“Listed Shares” means the number of issued and outstanding Shares of the Company that have been accepted for listing on the CSE, but excluding dilutive securities not yet converted into Listed Shares;

“Management Company Employee” means an individual employed by another Person providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company;

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“Officer” means a duly appointed executive officer of the Company;

“Option” means the right granted under this Plan to a Service Provider to purchase Optioned Shares;

“Option Commitment” means the notice of grant of an Option delivered by the Company to a Service Provider and substantially in the form of Schedule “A” (as to an Option without vesting provisions) or Schedule “B” (as to an Option with vesting provisions) attached hereto;

“Optioned Shares” means Shares that may be issued in the future to a Service Provider upon the exercise of an Option;

“Optionee” means the recipient of an Option granted under this Plan;

“Person” means a company or an individual;

“Plan” means this Stock Option Plan, the terms of which are set out herein or as may be amended;

“Regulatory Approval” means the approval of the CSE and any other securities regulatory authority that may have lawful jurisdiction over this Plan and any Options granted under this Plan;

“Securities Act” means the Securities Act, R.S.B.C. 1996, c.418, as amended from time to time;

“Service Provider” means a Person who is a bona fide Director, Officer, Employee, Management Company Employee or Consultant, and also includes a company, of which 100% of the share capital is beneficially owned by one or more Service Providers; and

“Shares” means the common shares of the Company.

ARTICLE 2
STOCK OPTION PLAN

Establishment of Stock Option Plan

2.1	There is hereby established this Plan to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company and its Affiliates.

Shares Issuable under the Plan

2.2	Subject to CSE Policies, the aggregate number of Optioned Shares that may be issuable pursuant to Options granted under this Plan will be 17,400,000 Shares of the Company.

Eligibility

2.3	Options to purchase Optioned Shares may be granted under this Plan to Service Providers from time to time by the Board.

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Options Granted Under this Plan

2.4

All Options granted under this Plan will be evidenced by an Option Commitment substantially in the forms attached hereto as Schedule “A” or Schedule “B”, showing the number of Optioned Shares, the term of the Option, the Exercise Price and a reference to vesting terms, if any.

2.5	Subject to specific variations approved by the Board, all terms and conditions set out in this Plan will be deemed to be incorporated into and form part of an Option Commitment made hereunder.

Options Not Exercised

2.6

In the event an Option granted under this Plan expires unexercised or is terminated by reason of dismissal of the Optionee for cause or is otherwise lawfully cancelled prior to exercise of the Option, the Optioned Shares that were issuable thereunder will be returned to the Plan and will be eligible for re-issue.

Powers of the Board

2.7

The Board will be responsible for the general administration of this Plan and the proper execution of its provisions, the interpretation of this Plan and the determination of all questions arising hereunder. Without limiting the generality of the foregoing, the Board has the power to:

	(a)	allot Shares for issuance in connection with the exercise of Options;

	(b)	grant Options under this Plan;

(c)

subject to Regulatory Approval, amend, suspend, terminate or discontinue this Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of this Plan will, without the written consent of all Optionees, alter or impair any Option previously granted under this Plan unless as a result of a change in CSE Policies; and

(d)

delegate all or such portion of its powers under this Plan as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of this Plan so delegated to the same extent as the Board is hereby authorized so to do; and

	(e)	may in its sole discretion amend this Plan (except for previously granted and outstanding Options), pursuant to paragraph 5.8.

ARTICLE 3
TERMS AND CONDITIONS OF OPTIONS

Exercise Price

3.1

The Exercise Price of an Option will be set by the Board at the time such Option is granted under this Plan, and, unless otherwise permitted under CSE Policies, cannot be less than the greater of the closing market price of the Listed Shares on (a) the trading day immediately prior to the date of grant of the Option; and (b) the date of grant of the Option.

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Term of Option

3.2	An Option can be exercisable for a maximum of five (5) years from the Effective Date.

3.3	Subject to paragraph 3.2, the term of an Option will be set by the Board at the time such Option is granted under this Plan.

Option Amendment

3.4	Unless otherwise permitted under CSE Policies, the terms of an Option may not be amended after the Option is granted.

Vesting of Options

3.5	Vesting of Options is at the discretion of the Board and will generally be subject to:

(a)

the Service Provider remaining employed by or continuing to provide services to the Company or any of its subsidiaries and Affiliates, as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or its subsidiary or Affiliate during the vesting period; or

	(b)	remaining as a Director of the Company or any of its subsidiaries or Affiliates during the vesting period.

Optionee Ceasing to be a Service Provider

3.6

The Option will expire immediately at such time as and no Option may be exercised after the Service Provider has left his or her employment/office or has been advised that his or her services are no longer required or that his or her service contract has expired, except as follows:

(a)

in the case of the death of an Optionee, any vested Option held by him or her at the date of death will become exercisable by the Optionee’s lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Optionee and the date of expiration of the term otherwise applicable to such Option;

(b)

Options granted to an Optionee may be extended for such time period as the Board may determine but only to the extent that such Options were vested in the Optionee at the date the Optionee ceased to be so employed or provide services to the Company; and

(c)

in the case of an Optionee being dismissed from employment or service for cause, such Optionee’s Options, whether or not vested at the date of dismissal, will immediately terminate without right to exercise same.

Non-Assignable

3.7	Subject to paragraph 3.6(a), all Options will be exercisable only by the Optionee to whom they are granted and will not be assignable or transferable.

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Adjustment of the Number of Optioned Shares

3.8	The number of Shares subject to an Option will be subject to adjustment in the event and in the manner following:

(a)

in the event of a subdivision of Shares as constituted on the date of this Plan, at any time while an Option is in effect, into a greater number of Shares, the Company will thereafter deliver at the time of purchase of Optioned Shares, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Shares as result from the subdivision without an Optionee making any additional payment or giving any other consideration therefore;

(b)

in the event of a consolidation of the Shares as constituted on the date of this Plan, at any time while an Option is in effect, into a lesser number of Shares, the Company will thereafter deliver and an Optionee will accept, at the time of purchase of Optioned Shares, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Shares as result from the consolidation;

(c)

in the event of any change of the Shares as constituted on the date of this Plan, at any time while an Option is in effect, the Company will thereafter deliver at the time of purchase of Optioned Shares the number of shares of the appropriate class resulting from the said change as an Optionee would have been entitled to receive in respect of the number of Shares so purchased had the right to purchase been exercised before such change;

(d)

in the event of a capital reorganization, reclassification or change of outstanding equity shares (other than a change in the par value thereof) of the Company, a consolidation, merger or amalgamation of the Company with or into any other company or a sale of the property of the Company as or substantially as an entirety at any time while an Option is in effect, an Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result thereof. The subdivision or consolidation of Shares at any time outstanding (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this sub-paragraph 3.8(d);

	(e)	an adjustment will take effect at the time of the event giving rise to the adjustment and the adjustments provided for in this paragraph are cumulative;

(f)

the Company will not be required to issue fractional shares in satisfaction of its obligations under this Plan. Any fractional interest in a Share that would, except for the provisions of this sub-paragraph 3.8(f), be deliverable upon the exercise of an Option will be cancelled and will not be deliverable by the Company; and

(g)

if any questions arise at any time with respect to the Exercise Price or number of Optioned Shares deliverable upon exercise of an Option in any of the events set out in this paragraph 3.8, such questions will be conclusively determined by the Company’s auditors, or, if they decline to so act, any other firm of Chartered Accountants in Vancouver, British Columbia (or in the city of the Company’s principal executive office) that the Company may designate and who will have access to all appropriate records and such determination will be binding upon the Company and all Optionees.

Page | 34

ARTICLE 4
COMMITMENT AND EXERCISE PROCEDURES

Option Commitment

4.1

Upon grant of an Options pursuant to this Plan, an authorized Director or Officer of the Company will deliver to the Optionee an Option Commitment detailing the terms of such Options and upon such delivery the Optionee will be subject to this Plan and have the right to purchase the Optioned Shares at the Exercise Price set out in such Option Commitment, subject to the terms and conditions of this Plan.

Manner of Exercise

4.2	An Optionee who wishes to exercise his or her Option may do so by delivering to the Company:

	(a)	a written notice specifying the number of Optioned Shares being acquired pursuant to the Option; and

	(b)	cash or a certified cheque payable to the Company for the aggregate Exercise Price for the Optioned Shares being acquired.

Delivery of Certificate and Hold Periods

4.3

As soon as practicable after receipt of the notice of exercise described in paragraph 4.2 and payment in full for the Optioned Shares being acquired, the Company will direct its transfer agent to issue a certificate to the Optionee for the appropriate number of Optioned Shares. Such certificate will bear a legend stipulating any resale restrictions required under applicable securities laws.

Withholding

4.4

As a condition of and prior to participation in the Plan, each Optionee authorizes the Company to withhold from any amount otherwise payable to him or her any amounts required by any taxing authority to be withheld for taxes of any kind as a consequence of his or her participation in the Plan. The Company will also have the right in its discretion to satisfy any such liability for withholding or other required deduction amounts by retaining or acquiring any Optioned Shares, or retaining any amount payable, which would otherwise be issued or delivered, provided or paid to an Optionee under the Plan. The Company may require an Optionee, as a condition to exercise of an Option to pay or reimburse the Company for any such withholding or other required deduction amounts related to the exercise of Options.

Page | 35

ARTICLE 5
GENERAL

Employment and Services

5.1

Nothing contained in this Plan will confer upon or imply in favour of any Optionee any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to lawfully terminate the Optionee’s office, employment or service at any time pursuant to the arrangements pertaining to same. Participation in this Plan by an Optionee will be voluntary.

No Representation or Warranty

5.2

The Company makes no representation or warranty as to the future market value of Optioned Shares issued in accordance with the provisions of this Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Options or the Optioned Shares issuable thereunder or the tax consequences to a Service Provider. Compliance with applicable securities laws as to the disclosure and resale obligations of each Optionee is the responsibility of such Optionee and not the Company.

No Rights as Shareholder

5.3	No Optionee will have any of the rights as a shareholder of the Company in respec6t of the Optioned Shares subject to an Option until such Optioned Shares have been paid for in full and issued.

No Prohibition on Other Arrangements

5.4

Nothing contained in this Plan will prevent the Company or any of its Affiliates from adopting or continuing in effect other compensation arrangements and such arrangements may be either generally applicable or applicable only in specific cases.

Interpretation

5.5

The validity, construction and effect of this Plan, the grants of Options, the issue of Optioned Shares, any rules and regulations relating to this Plan and any Option Commitment, and all determinations made and actions taken pursuant to this Plan, will be governed and construed in accordance with the laws of the Province of British Columbia.

5.6

If any provision of this Plan or any Option Commitment is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any person or Option, or would disqualify this Plan or any Option under any law deemed applicable by the Board, such provision will be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Board, materially altering the intent of this Plan or the Option, such provision will be stricken as to such jurisdiction, person, or Option and the remainder of this Plan and any such Option Commitment will remain in full force and effect.

5.7

Headings are given to the sections and paragraphs of this Plan solely as a convenience to facilitate reference. Such headings will not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

Page | 36

Amendment of this Plan

5.8

The Board reserves the right, in its absolute discretion, to at any time amend, modify or terminate this Plan with respect to all Optioned Shares in respect of Options which have not yet been granted hereunder. Any amendment to any provision of this Plan will be subject to any necessary Regulatory Approvals.

Effective Date

5.9	This Plan will become effective upon being adopted by the Board.

Page | 37

SCHEDULE “A”

ENERTOPIA CORP.
STOCK OPTION PLAN DATED _________________, 2014

OPTION COMMITMENT
[No Vesting Provision]

Notice is hereby given that, effective this _________________day of _______________________________________, 20___ (the “Effective Date”), ENERTOPIA CORP. (the “Company”) has granted to _____________________________________________(the “Service Provider”) an Option to acquire _____________________________________________ Shares (the “Optioned Shares”) until 4:30 p.m. (Vancouver Time) on the ____ day of ___________________, 20___ (the “Expiry Date”) at an exercise price (the “Exercise Price”) of $_____per Optioned Share.

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Company’s Stock Option Plan dated ______________, 2014, (the “Plan”) the terms and conditions of which are hereby incorporated.

To exercise your Option, you must deliver to the Company a written notice specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque payable to the Company for the aggregate Exercise Price. A certificate for the Optioned Shares so acquired will be issued by the Company’s transfer agent as soon as practicable thereafter and will bear a minimum four month non-transferability legend from the date of this Option Commitment.

The Company and the Service Provider represent that the Service Provider under the terms and conditions of the Plan is a bona fide [EMPLOYEE/ CONSULTANT/ MANAGEMENT COMPANY EMPLOYEE] _____________________________________________of the Company, entitled to receive Options under CSE Policies.

ENERTOPIA CORP.

_____________________________________________
Authorized Signatory

By signature hereunder,           [Service Provider]            hereby acknowledges receipt of this Option Commitment and hereby consents to the Company’s collection, use and disclosure of his/her personal information for the purposes of the Company’s grant of the Option evidenced by this Option Commitment.           [Service Provider]            further acknowledges that, from time to time, the Company may be required to disclose such personal information to securities regulatory authorities and stock exchanges and, by providing such personal information to the Company,           [Service Provider]           hereby expressly consents to such disclosure.

_____________________________________________
[Service Provider]

Page | 38

SCHEDULE “B”

ENERTOPIA CORP.
STOCK OPTION PLAN DATED _______________, 2014

OPTION COMMITMENT
[Vesting Provisions]

Notice is hereby given that, effective this _________________day of __________________________________, 20___ (the “Effective Date”), ENERTOPIA CORP. (the “Company”) has granted to ________________________________________ (the “Service Provider”) an Option to acquire ___________________________ Shares (the “Optioned Shares”) until 4:30 p.m. (Vancouver Time) on the ____ day of __________________________, 20___ (the “Expiry Date”) at an exercise price (the “Exercise Price”) of $_____per Optioned Share.

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Company’s Stock Option Plan dated ______________, 2014, (the “Plan”) the terms and conditions of which are hereby incorporated.

Optioned Shares will vest as follows:

To exercise your Option, you must deliver to the Company a written notice specifying the number of Optioned Shares you wish to acquire, together with cash or a certified cheque payable to the Company for the aggregate Exercise Price. A certificate for the Optioned Shares so acquired will be issued by the Company’s transfer agent as soon as practicable thereafter and will bear a minimum four month non-transferability legend from the date of this Option Commitment.

The Company and the Service Provider represent that the Service Provider under the terms and conditions of the Plan is a bona fide [EMPLOYEE/ CONSULTANT/ MANAGEMENT COMPANY EMPLOYEE] _____________________________________________of the Company, entitled to receive Options under CSE Policies.

ENERTOPIA CORP.

_____________________________________________
Authorized Signatory

By signature hereunder,           [Service Provider]           hereby acknowledges receipt of this Option Commitment and hereby consents to the Company’s collection, use and disclosure of his/her personal information for the purposes of the Company’s grant of the Option evidenced by this Option Commitment.           [Service Provider]            further acknowledges that, from time to time, the Company may be required to disclose such personal information to securities regulatory authorities and stock exchanges and, by providing such personal information to the Company,           [Service Provider]           hereby expressly consents to such disclosure.

_____________________________________________
[Service Provider]

Page | 39

Proxy

ANNUAL MEETING OF STOCKHOLDERS OF ENERTOPIA CORP. (the "Company") TO BE HELD AT 400 – 570 Granville St, Vancouver BC V6C 3P1 on Wednesday, June 30, 2014, at 10:00 A.M. (PACIFIC TIME)

The undersigned stockholder ("Registered Stockholder") of the Company hereby appoints Robert McAllister, a Director of the Company, or failing this person, Chris Bunka, a Director of the Company, or, in the place of the foregoing, ______________________________ as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting of the Registered Stockholders of the Company and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

The undersigned Registered Stockholder hereby revokes any proxy previously given to attend and vote at said Meeting.

SIGN HERE: ___________________________________________________

Please Print Name: ______________________________________________

Date: _________________________________________________________

Number of Shares Represented by Proxy: _____________________________

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED. SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

Resolutions (For full detail of each item, please see the enclosed Notice of Meeting and Information Circular)

PROPOSAL 1: Election of Directors:
a) Robert McAllister	FOR	[ ]	WITHHELD	[ ]
b) Donald Findlay	FOR	[ ]	WITHHELD	[ ]
c) John Thomas	FOR	[ ]	WITHHELD	[ ]
d) Mathew Chadwick	FOR	[ ]	WITHHELD	[ ]

PROPOSAL 2: To ratify the appointment of MNP LLP as our company’s independent public accounting firm for the fiscal year ending August 31, 2014	FOR	[ ]	AGAINST	[ ]

PROPOSAL 3: To approve a change of business of our company	FOR	[ ]	AGAINST	[ ]

PROPOSAL 4: Advisory Vote on the compensation of our company's named executive officers	FOR	[ ]	AGAINST	[ ]

PROPOSAL 5: Advisory Vote on the frequency of future advisory votes on the compensation of our company's named executive officers	1 Year [ ]	2 Years [ ]	3 Years [ ]

PROPOSAL 6: To approve the adoption of our company’s 2014 stock option plan	FOR	[ ]	AGAINST	[ ]

Page | 1

INSTRUCTIONS FOR COMPLETION OF PROXY

1.   This Proxy is solicited by the Management of the Company.

2.   This form of proxy (“Instrument of Proxy”) must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

3.   If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder, by Olympia Trust Company.

4.   A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the scrutineers at the Meeting before the Meeting begins.

5.   A Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do one of the following:

     (a) appoint one of the management proxyholders named on this Instrument of Proxy, by leaving the wording appointing a nominee as is (i.e. do not strike out the management proxyholders shown and do not complete the blank space provided for the appointment of an alternate proxyholder). Where no choice is specified by a Registered Stockholder with respect to a resolution set out herein, a management appointee acting as a proxyholder will vote in favour of each matter identified on this Instrument of Proxy and for the nominees of management for directors and auditor as identified in this Instrument of Proxy; OR

(b) appoint another proxyholder, who need not be a Registered Stockholder of the Company, to vote according to the Registered Stockholder’s instructions, by striking out the management proxyholder names shown and inserting the name of the person you wish to represent you at the Meeting in the space provided for an alternate proxyholder. If no choice is specified with respect to the matters to be voted on at the Meeting, the proxyholder has discretionary authority to vote as the proxyholder sees fit.

6.   The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

If a Registered Stockholder has submitted an Instrument of Proxy, the Registered Stockholder may still attend the Meeting and may vote in person. To do so, the Registered Stockholder must record his/her attendance with the scrutineers before the commencement of the Meeting and revoke, in writing, the prior votes by proxy.

To be represented at the Meeting, this Instrument of Proxy must be received by Olympia Trust Company no later than forty eight (48) hours (excluding Saturdays, Sundays and holidays) prior to the time of the Meeting, or adjournment thereof, or may be accepted by the Chairman of the Meeting prior to the commencement of the Meeting.

8.   VOTING METHODS